                                                                   Exhibit 10.38

                          LICENSE SOFTWARE ADDENDUM #3

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                            KYOCERA MITA CORPORATION

                                       and

                          PEERLESS SYSTEMS CORPORATION


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

KYOCERA-MITA/PEERLESS LSA #3                                        CONFIDENTIAL
--------------------------------------------------------------------------------

                     LICENSED SOFTWARE ADDENDUM #3 TO MASTER
                TECHNOLOGY LICENSE AGREEMENT DATED APRIL 1, 1997

This Licensed Software Addendum #3 (hereinafter this "LSA #3") is entered into as of May 1, 2002 (hereinafter the "Effective Date") by and between Kyocera Mita Corporation, a Japanese corporation, with offices at 2-28, 1-chome, Tamatsukuri Chuo-ku, Osaka, 540-8585, Japan (hereinafter referred to as "KYOCERA MITA"), and Peerless Systems Corporation, a Delaware corporation, with offices at 2381 Rosecrans Ave, Suite 400, El Segundo, CA, 90245 (hereinafter referred to as "PEERLESS"), each sometimes referred to as a "Party" and jointly as "Parties" to this LSA #3.

This LSA #3 is subject to and incorporates the provisions of the Master Technology License Agreement (hereinafter referred to as "MTLA") dated April 1, 1997 entered between PEERLESS and Kyocera Corporation, and transferred to KYOCERA MITA on April 1, 2002.

1.  DEFINITIONS

1.1 All capitalized terms used herein shall have the meaning specified in this LSA #3 or, if not defined herein, then the meaning specified in the MTLA. For terms that are defined in this Section 1 and in the MTLA, the definition provided herein shall govern for all purposes hereof.

1.2 With respect to any hardware, "Derivative KYOCERA MITA Product" means a KYOCERA MITA product incorporating PEERLESS Material and any other components that shall be bundled with and be contained in a package with the KYOCERA MITA product at the time of KYOCERA MITA's shipment of that product to KYOCERA MITA's customer.

1.3 "Machine Executable Copy" includes anything designated as such under the MTLA and, without limiting the foregoing, any object code, machine executable version of any Derivative Work of any Current Release or Update Release licensed to KYOCERA MITA under this LSA #3.

2.  LICENSE

2.1 Object License Granted: Without limiting any of KYOCERA MITA's rights under the MTLA, and subject to the provisions of this LSA #3 as well as the payment of all applicable License Fees as stated in Section 3.0 of this LSA #3 for the term of such license, PEERLESS hereby grants a non-transferable, nonexclusive, worldwide license to KYOCERA MITA:

    (1) to use, copy, make, reproduce and manufacture the Authorized KYOCERA MITA Device containing Machine Executable Copies of the Licensed Products;

    (2) to sell and distribute the Authorized KYOCERA MITA Device containing Machine Executable Copies of the Licensed Products in any country of the world directly, through KYOCERA MITA Distributors and/or Subsidiaries; or

    (3) to sublicense to Subsidiaries the rights to use, copy, make, reproduce and manufacture the Authorized KYOCERA MITA Device containing Machine Executable Copies of the Licensed Products on behalf of KYOCERA MITA.

2.2 Authorized KYOCERA MITA Device: KYOCERA MITA is authorized to use and distribute the Licensed Product(s) in object code format only listed below in the following Authorized KYOCERA MITA Devices:

--------------------------------------------------------------------------------
(June 3, 2002)              Page 1       Initials: PEERLESS R; KYOCERA MITA K.S.
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KYOCERA-MITA/PEERLESS LSA #3                                        CONFIDENTIAL
--------------------------------------------------------------------------------

             a) KYOCERA MITA produced and branded monochrome or color laser printer products with print resolution of 2400 dots per inch
                (dpi) or less.

             b) KYOCERA MITA produced and branded monochrome or color copier products; and, KYOCERA MITA produced monochrome or color copier products for an OEM customer

2.3 Term And Termination: The term of the Object License shall be contemporaneous with the term of the License under the MTLA. After termination of the Object License, KYOCERA MITA may, in addition to any rights granted under the MTLA, retain one (1) copy of the Source Materials solely for providing maintenance support or similar services in connection with any Machine Executable Copies distributed pursuant to the MTLA.

2.4 Deliverables - The Parties agree that PEERLESS has made and completed all deliverables required by this LSA #3, and no further deliverables are required under this LSA #3

2.5 Licensed Products (As Delivered under LSA #1):
    ---------------------------------------------

    1.       PEERLESSPrint(R)XL

    2.       PEERLESSPrint(R)5C

    3.       PEERLESSPage(TM) Imaging Operating System

    4.       PEERLESSPrint(R)5C and XL drivers for Windows 3.1, 95, 98 and 4.0NT

3.  License Fees And Payments.

3.1 PER UNIT LICENSE FEES: For each Authorized KYOCERA MITA Device shipped pursuant to this LSA #3, PEERLESS and KYOCERA MITA agree that there shall be a non-refundable, non-transferable and non-creditable Per Unit License Fee due and paid to PEERLESS. The amount of the Per Unit License Fees for each Authorized KYOCERA MITA Device developed hereunder is shown below. The percentages in the following tables are based on the Suggest Retail Price ("SRP") of the product in the United States. In the event that a legal SRP cannot be established inside the United States, the SRP of the Authorized KYOCERA MITA Device in Japan will be used. In the event that a relevant SRP is Japanese, Yen shall be established in Japan, the SRP shall be converted into U.S. dollars at TTM rate equal to the average exchange rates for the appropriate currency issued by Mizuho Corporate Bank, Limited at the end of the first and last days of the relevant quarterly accounting period (or the first business day thereafter if such day is a Sunday or other non-business day.

3.2 Per Unit License Fees: The recurring Per Unit License Fee is the fee that PEERLESS charges KYOCERA MITA for the right to use PEERLESS' Licensed Products in each Authorized KYOCERA MITA Device shipped by KYOCERA MITA is detailed below.

--------------------------------------------------------------------------------
Product Description                                  Per Unit License Fee
--------------------------------------------------------------------------------
Authorized KYOCERA MITA Device (printer)             *% of the SRP
Section 2.2(a)
--------------------------------------------------------------------------------
Authorized KYOCERA MITA Device (copier)
Section 2.2 (b)                                      *% of *% of the SRP
--------------------------------------------------------------------------------

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(June 3, 2002)              Page 2       Initials: PEERLESS R; KYOCERA MITA K.S.
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KYOCERA-MITA/PEERLESS LSA #3                                        CONFIDENTIAL
--------------------------------------------------------------------------------

3.3   BLOCK LICENSE.

3.3.1 Block License Grant. In lieu of paying the required Per Unit Royalty Fee on an "as incurred" basis, PEERLESS has granted KYOCERA MITA a Block License under which KYOCERA MITA may offset the Per Unit Royalties incurred by the Authorized KYOCERA MITA Devices identified in Section 2.2 herein; provided that, KYOCERA MITA may not offset the Per Unit Royalties incurred by any additional Authorized KYOCERA MITA Devices (printer) to be granted under a license of future Licensed System Addendum(a) to be attached to the MTLA.

3.3.2 Block License Payment. PEERLESS has granted KYOCERA MITA a Block License for PEERLESS Licensed Products contained in the Authorized KYOCERA MITA Devices. This Block License will be granted for non-refundable, non-transferable and non-creditable payment of * dollars (U.S.$ *).

3.3.3 Block License Terms and Conditions. The terms and conditions of the PEERLESS granted Block License to KYOCERA MITA are as follows.

             a) The utilization of the Block License shall apply to the use of all PEERLESS Licensed Products named in this LSA #3 (as listed in Section 2.2 herein).

             b) For the distribution of the Authorized KYOCERA MITA Devices named in this LSA #3, KYOCERA MITA may apply the reduced Per Unit License Fees for each object code copy of the PEERLESS Licensed Product as set out below in Section 3.3.4 herein.

             c) KYOCERA MITA will apply the above stated Per Unit Recurring License Fee to the actual number of Authorized KYOCERA MITA Devices shipped which contain the object code copies of the PEERLESS Licensed Products and will thus calculate the equivalent earned Per Unit Recurring License Fee.

             d) KYOCERA MITA may immediately apply the above stated Per Unit Recurring License Fee to Authorized KYOCERA MITA Device (copier) when the actual result of Per Unit Recurring License Fee exceeds the balance of Block License Payment under License Software Addendum #2 dated July 31, 2000.

             e) The Per Unit Recurring License Fees stated in Section 3.3.4 below, shall apply until the crediting of the equivalent earned recurring license fee equals * dollars (U.S.$ *).

             f) Upon exhaustion of the * dollars (U.S.$ *) Block License at KYOCERA MITA's option, the following actions may take place:

                  i) KYOCERA MITA, at its sole discretion, may purchase additional Block License(s) in the amount of * dollars (U.S.$ *) each under the same terms and conditions as enumerated herein.

                  ii) KYOCERA MITA, at its sole discretion may decide not to purchase an additional Block License as set forth in e) i) above, in which case the recurring Per Unit License Fee for each Authorized KYOCERA MITA Device named in this LSA #3 would revert to rate as defined in Section 3.2 herein.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(June 3, 2002)              Page 3       Initials: PEERLESS R; KYOCERA MITA K.S.
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KYOCERA-MITA/PEERLESS LSA #3                                        CONFIDENTIAL
--------------------------------------------------------------------------------

3.3.4 License Fees for Authorized KYOCERA MITA Devices authorized in this LSA #3 under this Block License:

--------------------------------------------------------------------------------
Product Description                                  Per Unit License Fee
--------------------------------------------------------------------------------
Authorized KYOCERA MITA Device (printer)             *% of the SRP
Section 2.2(a)
--------------------------------------------------------------------------------
Authorized KYOCERA MITA Device (copier)              *% of *% of the SRP
Section 2.2(b)
--------------------------------------------------------------------------------

3.4 Exclusion of Other Recurring License Fees. The Recurring License Fees associated with fonts provided by Adobe Systems Incorporated, Agfa Corporation or Bitstream Inc., are not included in the Per Unit Recurring License Fees or Distribution Fee outlined above. Such Recurring Fees, if applicable, must be negotiated by KYOCERA MITA with, and paid directly to, the appropriate entity.

For the purpose of this LSA #3, the term "SRP" shall mean the suggested retail price of the Contract Product (defined herein below) in the United States of America.

For the purpose of this LSA #3, the term "Contract Product" shall mean the main assembly of the Authorized KYOCERA MITA Device and any other components which shall be bundled with and contained in a package with the main assembly of the Authorized KYOCERA MITA Device at the time of KYOCERA MITA's or its Subsidiaries' shipment of that product.

3.5 Royalty Payment. KYOCERA MITA shall pay royalties due hereunder in United States Dollars.

4.    NOTICES

For the purpose of this LSA #3, the notices required are:

For:

      PEERLESS PAGE(TM)is a trademark of the PEERLESS Systems Corporation; and,

      PEERLESSPrint(R)XL, PEERLESSPrint(R)5E and Memory Reduction Technology(R) are registered trademarks PEERLESS Systems Corporation; and

      COPYRIGHT(C) 2002 PEERLESS Systems Corporation

5.    ANNOUNCEMENTS

For the purpose of this LSA #3, KYOCERA MITA's obligations pursuant to Paragraph
15.1 and 15.2 of the MTLA are as follows:

5.1 Marketing Materials. All KYOCERA MITA marketing materials on the Authorized KYOCERA MITA Device will refer to PEERLESS Technology by the PEERLESS trade name when those technologies are referred to or described. For example, but not limited to: Memory Reduction Technology(R) for efficient use of memory; PEERLESSPrint(R)5E for PCL emulation; etc. Notwithstanding the foregoing, PEERLESS and KYOCERA MITA may negotiate, on a specific application basis, variations from the intellectual property notices described under this Paragraph
5.1 for this Licensed Product.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(June 3, 2002)              Page 4       Initials: PEERLESS R; KYOCERA MITA K.S.
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

KYOCERA-MITA/PEERLESS LSA #3                                        CONFIDENTIAL
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5.2  Press Releases. Once KYOCERA MITA has issued a public statement announcing the Authorized KYOCERA MITA Device, PEERLESS may also disclose in any PEERLESS advertisement or other promotional material naming KYOCERA MITA and the technology licensed to KYOCERA MITA for its controller(s), provided that PEERLESS shall not disclose in such press release any other details about the printer product without KYOCERA MITA's prior written approval.

6.   TRAINING

No training is provided under this LSA #3.

7.   TELEPHONE SUPPORT

No telephone support is provided under this LSA #3.

8.   WARRANTY

No warranty is provided under this LSA #3.

9.   PAYMENT SCHEDULE

                                Payment Schedule

----------------------------------------------------------------------------------------------------------------
1.  Block License Payment #1 within * (*) days of execution of this LSA #3       US$*
or *, whichever comes first
----------------------------------------------------------------------------------------------------------------
2.  Block License Payment #2 within * (*) days of execution of this LSA #3       US$*
or *, whichever comes first
----------------------------------------------------------------------------------------------------------------
3.  Block License Payment #3 within * (*) days of execution of this LSA #3       US$*
or *, whichever comes first
----------------------------------------------------------------------------------------------------------------
4.  Block License Payment #4 within * (*) days of execution of this LSA #3       US$*
or *, whichever comes first
----------------------------------------------------------------------------------------------------------------
5.  Block License Payment #5 within * (*) days of execution of this LSA #3       US$*
or *, whichever comes first
----------------------------------------------------------------------------------------------------------------
                                   TOTAL                                         US$*
----------------------------------------------------------------------------------------------------------------


IN WITNESS WHEREOF, the Parties hereto have executed this Licensed Software Addendum #3 as of the Effective Date:

KYOCERA MITA CORPORATION                          PEERLESS SYSTEMS CORPORATION


By: /s/ Koji Seki                                 By: /s/ Ron Davis
    ---------------------------                       -------------------------
(Authorized Signature)                            (Authorized Signature)
Name:  Koji Seki                                  Name:  Ron Davis
Title:  President                                 Title: Vice President of Sales

Date:  June 21, 2002                              Date:  June 3, 2002


* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(June 3, 2002)              Page 5       Initials: PEERLESS R; KYOCERA MITA K.S.
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